ANNEX "A"


                                  TO SCHEDULE 13D FILED
                                           BY
             MINORCO (U.S.A.) INC., MINORCO AND TAURUS INVESTMENTS S.A.


          I. The following table sets forth certain information concerning each of the Directors and Officers of Minorco (U.S.A.) Inc. ("Minorco USA").

          Name:                         T. C. Barry (Director)
          Citizenship:                  United States of America
          Business Address:             30 Rockefeller Plaza, Room 4318
                                        New York, New York  10112, U.S.A.
          Principal Occupation:         President and Chief Executive
                                        Officer, Zephyr Management Inc.

          Name:                         E. G. Beimfohr (Director)
          Citizenship:                  United States of America
          Business Address:             100 East 42nd Street, Suite 1810
                                        New York, New York  10017
          Principal Occupation:         Partner, Lane & Mittendorf
                                        (Law firm), Director, Minorco

          Name:                         W. K. Brown (Director)
          Citizenship:                  United States of America
          Business Address:             235 Stillwater Court
                                        Marco Island, FL  33937
          Principal Occupation:         Consultant

          Name:                         John J. Ellis (Director)
          Citizenship:                  Canadian
          Business Address:             5251 DTC Parkway, Suite 700
                                        Englewood, CO  80111
          Principal Occupation:         Chairman and Chief Executive
                                        Officer, Independence Mining
                                        Company Inc.

          Name:                         D. E. Fisher (Director)
          Citizenship:                  British
          Business Address:             9 rue Sainte Zithe
                                        L-2763 Luxembourg City
                                        Luxembourg
          Principal Occupation:         Finance Director, Minorco

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          Name:                         A. W. Lea (Director)
          Citizenship:                  South African
          Business Address:             40 Holborn Viaduct
                                        London, England  EC1P 1AJ
          Principal Occupation:         Executive Director, Minorco

          Name:                         R. F. Richards (Director,
                                        Chairman)
          Citizenship:                  United States of America
          Business Address:             250 Park Avenue, New York, NY
                                        10177
          Principal Occupation:         Chairman of the Board, President
                                        and Chief Executive Officer
                                        Minorco USA

          Name:                         H. R. Slack (Director)
          Citizenship:                  United States of America
          Business Address:             40 Holborn Viaduct
                                        London, England  EC1P 1AJ
          Principal Occupation:         Director, President and Chief
                                        Executive Officer, Minorco,
                                        Director, Anglo American
                                        Corporation of South Africa Limited
                                        ("AAC")

          Name:                         T. C. A. Wadeson (Director)
          Citizenship:                  British
          Business Address:             40 Holborn Viaduct
                                        London, England  EC1P 1AJ
          Principal Occupation:         Group Technical Director,
                                        AAC

          Name:                         B. M. Joyce (Vice President)
          Citizenship:                  United States of America
          Business Address:             Terra Centre, 600 Fourth Street,
                                        Sioux City, Iowa  51101
          Principal Occupation:         President and Chief Executive
                                        Officer, Terra Industries Inc.
                                        (Agribusiness), Vice President,
                                        Agribusiness, Minorco USA

          Name:                         J. D. Hall (Vice President,
                                        Treasurer and Controller)
          Citizenship:                  United States of America
          Business Address:             Minorco USA
                                        5251 DTC Parkway, Suite 700
                                        Englewood, CO  80111,  U.S.A.
          Principal Occupation:         Vice President, Treasurer and
                                        Controller, Minorco USA

          PAGE

          Name:                         B. L. Keisler (Vice President,
                                        General Counsel and Secretary)
                                        Minorco USA
          Citizenship:                  United States of America
          Business Address:             5251 DTC Parkway, Suite 700
                                        Englewood, CO  80111
          Principal Occupation:         Vice President, General Counsel and
                                        Secretary, Minorco USA

          Name:                         G. J. Leinsdorf (Vice President)
          Citizenship:                  United States of America
          Business Address:             250 Park Avenue, 19th Floor
                                        New York, New York  10177, U.S.A.
          Principal Occupation:         Director and President, Minorco
                                        (U.S.A.) Marketing Corporation
                                        (Metal sales), Vice President,
                                        Marketing, Minorco USA

          PAGE

               II. The following table sets forth certain information concerning each of the Directors and other Officers of Minorco ("Minorco").

               The following list sets forth the names of certain
          Directors and Executive Officers of Minorco and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

               E. G. BEIMFOHR           (Director)              SECTION I
               D. E. FISHER             (Finance Director)      SECTION I
               A. W. LEA                (Executive Director)    SECTION I
               R. F. RICHARDS           (Director)              SECTION I
               H. R. SLACK              (Director, President
                                         and Chief Executive
                                         Officer)               SECTION I
               T. C. A. WADESON         (Director)              SECTION I


          Name:                         J. Ogilvie Thompson (Director and
                                        Chairman)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Chairman, Minorco, De Beers
                                        Consolidated Mines Limited
                                        ("De Beers"), De Beers Centenary AG
                                        ("Centenary"), Executive Director
                                        and Chairman, Anglo American
                                        Corporation of South Africa Limited
                                        ("AAC") and Director Anglo American
                                        Gold Investment Company Limited
                                        ("Amgold").

          Name:                         J. R. de Aragao Bozano (Director)
          Citizenship:                  Brazilian
          Business Address:             Banco Bozano Simonsen S. A., 138
                                        Avenida Rio Branco, Rio de Janeiro,
                                        Brazil
          Principal Occupation:         Chairman of the Board, Banco Bozano
                                        Simonsen de Investimento S. A.
                                        (Merchant bank) and Chairman of the
                                        Board, Cia. Bozano Simonsen
                                        Comercio e Industria S. A.
                                        (Commercial bank)

          Name:                         P. C. D. Burnell (Director)
          Citizenship:                  British
          Business Address:             40 Holborn Viaduct
                                        London, England  EC1P 1AJ
          Principal Occupation:         Executive Director, Minorco


          PAGE

          Name:                         C. A. Crocker (Director)
          Citizenship:                  United States of America
          Business Address:             The Crocker Group
                                        Georgetown University
                                        School of Foreign Service
                                        Intercultural Centre
                                        Room 813
                                        Washington D.C.  20057
          Principal Occupation:         Research Professor of Diplomacy

          Name:                         Viscount Etienne Davignon
                                        (Director)
          Citizenship:                  Belgian
          Business Address:             30 Rue Royale
                                        B-1000 Brussels, Belgium
          Principal Occupation:         Chairman, Societe Generale de
                                        Belgique (Bank)

          Name:                         E. P. Gush (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001
                                        Republic of South Africa
          Principal Occupation:         Executive Director and Deputy
                                        Chairman, AAC, Director Amgold, De
                                        Beers and Centenary

          Name:                         M. W. King (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director and Finance
                                        Division Head, AAC and Director,
                                        Amgold

          Name:                         W. R. Loomis, Jr. (Director)
          Citizenship:                  United States of America
          Business Address:             One Rockefeller Plaza
                                        New York, New York  10124, U.S.A.
          Principal Occupation:         General Partner, Lazard Freres &
                                        Co. (Investment banking firm)

          Name:                         N. F. Oppenheimer (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Director and Deputy Chairman, De
                                        Beers, Centenary, Deputy Chairman
                                        and Executive Director, AAC and
                                        Director, Amgold

          PAGE

          Name:                         G. W. H. Relly (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director, AAC; De Beers;
                                        Centenary

          Name:                         C. E. Ritchie (Director)
          Citizenship:                  Canadian
          Business Address:             44 King Street West
                                        Toronto, Ontario M5H 1E2
          Principal Occupation:         Chairman of the Board and Chairman
                                        of the Executive Committee, Bank of
                                        Nova Scotia (Commercial bank)

          Name:                         H-J. Schreiber (Director)
          Citizenship:                  German
          Business Address:             Bestor Investors Ltd.
                                        10, Collyer Quay
                                        11-01, Ocean Bldg.
                                        Singapore 0104
          Principal Occupation:         Chairman, Bestor Investors Pte.
                                        Ltd. (Consulting firm)

          Name:                         P. S. Wilmot-Sitwell (Director)
          Citizenship:                  British
          Business Address:             40 Holborn Viaduct
                                        London, England  EC1P 1AJ
          Principal Occupation:         Vice Chairman, S.G. Warburg Group
                                        PLC

          Name:                         G. S. Young (Executive Director)
          Citizenship:                  South African
          Business Address:             Praca da Republica, 497-80 andar,
                                        01045 - Sao Paulo - SP, Brasil
          Principal Occupation:         Chairman and Chief Executive
                                        Officer, Anglo American Corporation
                                        of South America S. A. (AMSA)
                                        (Mining finance)

          Name:                         N. Jordan (Secretary)
          Citizenship:                  British
          Business Address:             9 rue Sainte Zithe
                                        L-2763 Luxembourg City, Luxembourg
          Principal Occupation:         Secretary, Minorco

          Name:                         A. B. Adams (Vice President)
          Citizenship:                  British
          Business Address:             9 rue Sainte Zithe
                                        L-2763 Luxembourg City, Luxembourg
          Principal Occupation:         Vice President, Financial Planning,
                                        Minorco

          PAGE

          Name:                         A. R. Attwood (Treasurer)
          Citizenship:                  British
          Business Address:             9 rue Sainte Zithe
                                        L-2763 Luxembourg City, Luxembourg
          Principal Occupation:         Treasurer, Minorco

          Name:                         D. A. Turner (Controller)
          Citizenship:                  British
          Business Address:             9 rue Sainte Zithe
                                        L-2763 Luxembourg City, Luxembourg
          Principal Occupation:         Controller, Minorco

          Name:                         M. J. Gordon (Vice President,
                                        Corporate Finance)
          Citizenship:                  British
          Business Address:             40 Holborn Viaduct
                                        London, England  EC1P 1AJ
          Principal Occupation:         Vice President, Corporate Finance,
                                        Minorco

          PAGE

               III. The following table sets forth certain information concerning each of the Executive Directors, Directors, Alternate Directors and other Officers of Taurus Investments S.A.
          ("Taurus").

               The following list sets forth the names of certain
          Executive Directors, Directors, Alternate Directors and Officers of Taurus and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

               D. E. Fisher             (Director)              SECTION I
               A. B. Adams              (Director)              SECTION II
               D. A. Turner             (Director)              SECTION II
               N. Jordan                (Director and
                                         Secretary)             SECTION II


          PAGE

               IV. The following table sets forth certain information concerning each of the Executive Directors, Directors, Alternate Directors and other Officers of Anglo American Corporation of South Africa Limited ("AAC").

               The following list sets forth the names of certain
          Executive Directors, Directors, Alternate Directors and Officers of AAC and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

               P. C. D. BURNELL         (Director)              SECTION II
               E. P. GUSH               (Executive Director
                                         and Deputy Chairman)   SECTION II
               M. W. KING               (Executive Director)    SECTION II
               A. W. LEA                (Director)              SECTION I
               N. F. OPPENHEIMER        (Deputy Chairman and
                                         Executive Director)    SECTION II
               G. W.  H. RELLY          (Executive Director)    SECTION II
               H. R. SLACK              (Director)              SECTION I
               J. OGILVIE THOMPSON      (Chairman and Executive
                                         Director)              SECTION II
               T. C. A. WADESON         (Group Technical        SECTION I
                                         Director)
               G. S. YOUNG              (Executive Director)    SECTION II

          Name:                         P. M. Baum (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation          Alternate Director and Secretary to
                                        Executive Committee, AAC

          Name:                         W. G. Boustred (Executive Director
                                        and Deputy Chairman)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director and Deputy
                                        Chairman, AAC, Director and
                                        Chairman, Anglo American Industrial
                                        Corporation Limited (Industrial
                                        holding company) ("Amic") and
                                        Director Anglo American Coal
                                        Corporation Limited (Coal mining,
                                        treatment and marketing company)
                                        ("Amcoal")


          PAGE

          Name:                         L. Boyd (Executive Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director and Deputy
                                        Chairman, AAC and Director and
                                        Chairman, Amic

          Name:                         H. M. Brown (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Alternate Director and Consulting
                                        Engineer, AAC

          Name:                         B. E. Bullett (Manager and
                                        Alternate Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Manager and Alternate Director, AAC

          Name:                         A. H. Calver (Alternate Director
                                        and Deputy Technical Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Deputy Technical Director,
                                        Engineering

          Name:                         J. W. Campbell (Alternate Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Managing Director, De Beers
                                        Industrial Diamond Division (Pty)
                                        Limited (Diamond trading company)

          Name:                         G. A. Chalmers (Group Accountant)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Group Accountant, AAC

          Name:                         T. N. Chapman (Director)
          Citizenship:                  South African
          Business Address:             Great Westerford, Rondebosch, 7700,
                                        Republic of South Africa
          Principal Occupation:         Director, Chief Executive and
                                        Chairman of The Southern Life
                                        Association Limited (Life insurance
                                        company)

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





          Name:                         R. M. Crawford (Alternate Director
                                        and Manager)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Alternate Director and Manager,
                                        Diamond Services Division, AAC and
                                        Director of De Beers Consolidated
                                        Mines Limited ("De Beers") and De
                                        Beers Centenary AG ("Centenary")

          Name:                         A. D. Deuchar (Executive Director
                                        and Deputy Technical Director -
                                        Metallurgy)
          Citizenship:                  Australian
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director and Deputy
                                        Technical Director - Metallurgy,
                                        AAC

          Name:                         J. F. Drysdale (Alternate Director
                                        and Manager)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Alternate Director and Manager
                                        Manpower Resources Division, AAC

          Name:                         D. M. L. Farry (Assistant
                                        Secretary)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South African
          Principal Occupation:         Assistant Secretary, AAC

          Name:                         R. M. Godsell (Executive Director,
                                        Industrial Relations and Public
                                        Affairs)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director, AAC and
                                        Director, Anglo American Gold
                                        Investment Company Limited
                                        ("Amgold") Amgold

          Name:                         R. A. A. Gower (Alternate Director)
          Citizenship:                  South African
          Business Address:             CDM Centre, 10 Bulow Street
                                        Windhoek, 9000 Namibia
          Principal Occupation:         Alternate Director, AAC

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





          Name:                         R. A. Hambro (Alternate Director)
          Citizenship:                  British
          Business Address:             J O Hambro & Company, Ltd.
                                        30 Queen Anne's Gate
                                        London SW1H 9AL, England
          Principal Occupation:         Investment Bankers Director, J O
                                        Hambro & Company, Limited
                                        (Investment banking firm)

          Name:                         R. N. Hambro (Director)
          Citizenship:                  British
          Business Address:             J O Hambro & Company, Ltd.
                                        30 Queen Anne's Gate
                                        London SW1H 9AL, England
          Principal Occupation:         Investment Bankers Director, J O
                                        Hambro & Company, Limited
                                        (Investment banking firm)

          Name:                         J. B. Hawthorne (Alternate Director
                                        and Deputy Technical Director,
                                        Geology)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Deputy Technical Director -
                                        Geology, AAC

          Name:                         M. J. Henrey (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Secretary and Director of E.
                                        Oppenheimer and Son (Pty) Limited
                                        (Investment holding firm)

          Name:                         G. M. Holford (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Finance Manager, Financial
                                        Management and Consulting Services,
                                        AAC

          Name:                         J. A. Holmes (Executive Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director, AAC


          PAGE

          Name:                         K. M. Hosking (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Managing Director, Anglo American
                                        Farms Limited (Farming company) and
                                        Director, Amgold

          Name:                         N. J. Keys (Alternate Director)
          Citizenship:                  Australian
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Projects Director, New Mining
                                        Business Division, AAC

          Name:                         R. P. Lander (Executive Director)
          Citizenship:                  Zimbabwean
          Business Address:             70 Samora Machel Avenue
                                        Harare C.4, Zimbabwe
          Principal Occupation:         Chief Executive, Anglo American
                                        Corporation Service Limited
                                        (Finance, investment and
                                        administration company)

          Name:                         G. G. L. Leissner (Alternate
                                        Director)
          Citizenship:                  South African
          Business Address:             First Floor, 11 Diagonal Street,
                                        Johannesburg, 2001
                                        Republic of South Africa
          Principal Occupation:         Managing Director, Anglo American
                                        Property Services (Proprietary)
                                        Limited (Property development and
                                        administration company); Chairman
                                        of Anglo American Properties
                                        Limited (Property investment
                                        company)

          Name:                         C. L. Maltby (Secretary)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Secretary, AAC

          Name:                         N. Mayer (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001
                                        Republic of South Africa
          Principal Occupation:         Managing Director, Gold and Uranium
                                        Division, AAc


          PAGE

          Name:                         A. B. McKerron (Executive Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Chairman, New Mining Business
                                        Division, AAC

          Name:                         D. M. J. Ncube (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Alternate Director and Group
                                        Industrial Relations Consultant,
                                        AAC

          Name:                         M. C. O'Dowd (Executive Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Executive Director, AAC and
                                        Chairman of the Chairman's Fund,
                                        (Community development and
                                        education organization)

          Name:                         A. E. Oppenheimer (Director)
          Citizenship:                  British
          Business Address:             17 Charterhouse Street
                                        London EC1N 6RA, England
          Principal Occupation:         Director and Deputy Chairman, The
                                        Diamond Trading Company (Pty)
                                        Limited (Diamond trading company),
                                        Director, De Beers and Centenary

          Name:                         G. M. Ralfe (Director)
          Citizenship:                  South African
          Business Address:             17 Charterhouse Street
                                        London EC1N 6RA, England
          Principal Occupation:         Director, The Diamond Trading Co.
                                        (Pty) Limited (Diamond trading
                                        company); Director, De Beers
                                        Centenary

          Name:                         M. A. Ramphele (Director)
          Citizenship:                  South African
          Business Address:             University of Cape Town
                                        Rondebosch, 7700
                                        Republic of South Africa
          Principal Occupation:         Deputy Vice-Chancellor, University
                                        of Cape Town (Academic)

          PAGE

          Name:                         D. Rankin (Executive Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Chairman, Amcoal

          Name:                         P. F. Retief (Director)
          Citizenship:                  South African
          Business Address:             Consolidated Building, Cor. Fox and
                                        Harrison Streets, Johannesburg,
                                        2001, Republic of South Africa
          Principal Occupation:         Chairman and Director, Johannesburg
                                        Consolidated Investment Company
                                        Limited (Investment company) and
                                        Chairman and Director Rustenburg
                                        Platinum Holdings Limited (Platinum
                                        mining)

          Name:                         R. S. Robertson (Alternate
                                        Director)
          Citizenship:                  British
          Business Address:             19 Charterhouse Street
                                        London, England  EC1N 6QP
          Principal Occupation:         Finance Manager, London Office AAC

          Name:                         C. J. Saunders (Director)
          Citizenship:                  South African
          Business Address:             The Tongaat-Hulett Group Ltd., Main
                                        Avenue, Maidstone, 4380,
                                        Republic of South Africa
          Principal Occupation:         Executive Chairman, The Tongaat-
                                        Hulett Group Limited (Industrial
                                        processing company), Director,
                                        Standard Bank Investment
                                        Corporation Limited (Bank holding
                                        company), Director, Amic

          Name:                         J. H. Steyn (Director)
          Citizenship:                  South African
          Business Address:             14 Keerom Street, Cape Town, 8001,
                                        Republic of South Africa
          Principal Occupation:         Director, Barlow Limited
                                        (Industrial holding company);
                                        Director, First National Bank
                                        Holdings Limited (Bank holding
                                        company)


          PAGE

          Name:                         C. L. Sunter (Executive Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Chairman and Chief Executive, Gold
                                        and Uranium Division, AAC and
                                        Director, Amgold

          Name:                         D. L. Titlestad (Alternate
                                        Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Manager, Legal services, AAC

          Name:                         A. J. Trahar (Executive Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Director and Deputy Chairman, Amic;
                                        Executive Chairman, Mondi Paper
                                        Company Limited (Paper
                                        manufacturer)

          Name:                         K. J. Trueman (Alternate Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001
                                        Republic of South Africa
          Principal Occupation:         Managing Director, Coal Division,
                                        AAC and Managing Director, Amcoal

          Name:                         D. J. van Jaarsveld (Alternate
                                        Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Consulting Engineer, Diamond
                                        Services Division, AAC

          Name:                         K. H. Williams (Alternate Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Director-Marketing, Gold and
                                        Uranium Division, AAC and Director,
                                        Amgold

          PAGE

          Name:                         C. W. P. Yates (Alternate Director)
          Citizenship:                  British
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Alternate Director and Finance
                                        Manager, Corporate and
                                        International Finance Department,
                                        AAC



          PAGE

               V. The following table sets forth certain information concerning each of the Directors and other Officers of Anglo American Gold Investment Company Limited ("Amgold").

               The following list sets forth the names of the Chairman and certain Directors of Amgold and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

               N. F. OPPENHEIMER        (Chairman)              SECTION II
               R. M. GODSELL            (Director)              SECTION IV
               E. P. GUSH               (Director)              SECTION II
               L. HEWITT                (Director)              SECTION IV
               K. M. HOSKING            (Director)              SECTION IV
               M. W. KING               (Director)              SECTION II
               C. L. SUNTER             (Director)              SECTION IV
               J. OGILVIE THOMPSON      (Director)              SECTION II
               K. H. WILLIAMS           (Director)              SECTION IV


          Name:                         J. M. P. Desmidt (Director)
          Citizenship:                  South African
          Business Address              UAL Merchant Bank Ltd., 100 Main
                                        Street, Johannesburg 2001, Republic
                                        of South Africa
          Principal Occupation:         Director of Companies, Amgold;
                                        Director UAL Merchant Bank Ltd.
                                        (Merchant bank)

          Name:                         A. B. Dickman (Director)
          Citizenship:                  South African
          Business Address              4, Lystanwold Road, Saxonwold,
                                        Johannesburg 2196, Republic of
                                        South Africa
          Principal Occupation:         Consultant in private practice

          PAGE
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               VI.     The following table sets forth certain information
          concerning each of the Directors and other Officers of De Beers Centenary AG ("Centenary").

               The following list sets forth the names of the Chairman and certain Directors of Centenary and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

               J. OGILVIE THOMPSON      (Director and           SECTION II
                                          Chairman
               N. F. OPPENHEIMER        (Director and Deputy
                                         Chairman               SECTION II
               R. M. CRAWFORD           (Director)              SECTION IV
               E. P. GUSH               (Director)              SECTION II
               A. E. OPPENHEIMER        (Director and
                                         President)             SECTION IV
               G. W. H. RELLY           (Director)              SECTION II
               G. M. RALFE              (Director)              SECTION IV

          Name:                         J. A. Barbour (Director)
          Citizenship:                  British
          Business Address:             17 Charterhouse Street
                                        London EC1N 6RA, England
          Principal Occupation:         Director, De Beers Consolidated
                                        Mines Limited ("De Beers") and
                                        Director, Centenary

          Name:                         G. F. H. Burne (Director)
          Citizenship:                  British
          Business Address:             17 Charterhouse Street
                                        London, England  EC1N 6RA
          Principal Occupation:         Member of the Executive Committee,
                                        The Central Selling Organization

          Name:                         T. W. H. Capon (Director)
          Citizenship:                  British
          Business Address:             17 Charterhouse Street
                                        London EC1N 6RA, England
          Principal Occupation:         Member of the Executive Committee,
                                        The Central Selling Organization

          Name:                         G. C. Fletcher (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Director De Beers and Centenary




          PAGE

          Name:                         J. C. L. Keswick (Director)
          Citizenship:                  British
          Business Address:             41 Tower Hill
                                        London, England  EC3N 4HA
          Principal Occupation:         Chairman of Hambro Bank Ltd.

          Name:                         L. A. Lincoln (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg, 2001,
                                        Republic of South Africa
          Principal Occupation:         Director, De Beers and Centenary

          Name:                         B. Marole (Director)
          Citizenship:                  Motswana
          Business Address:             Private Bag 0018, Gaborone,
                                        Botswana
          Principal Occupation:         Permanent Secretary, Ministry of
                                        Mineral Resources and Water
                                        Affairs, Botswana

          Name:                         H. F. Oppenheimer (Director)
          Citizenship:                  South African
          Business Address:             44 Main Street, Johannesburg 2001,
                                        Republic of South Africa
          Principal Occupation:         Director of Companies

          Name:                         P. J. Oppenheimer (Director)
          Citizenship:                  British
          Business Address:             17 Charterhouse Street
                                        London EC1N 6RA, England
          Principal Occupation:         Executive Chairman, The Diamond
                                        Trading Co. (Pty) Ltd.

          Name:                         J. P. Pudney (Director)
          Citizenship:                  British
          Business Address:             17 Charterhouse Street, London,
                                        England  EC1N 6RA
          Principal Occupation:         Member of Executive Committee, The
                                        Central Selling Organization

          Name:                         G. J. Stoneham (Director)
          Citizenship:                  Motswana
          Business Address:             Private Bag 008, Gaborone,
                                        Botswana,
          Principal Occupation:         Acting Permanent Secretary,
                                        Ministry of Finance and Development
                                        Planning (Public Service) Botswana

          PAGE

               VII. The following table sets forth certain information concerning each of the Directors and other Officers of De Beers Consolidated Mines Limited ("De Beers").

               The following list sets forth the names of the Chairman and certain Directors of De Beers and the sections of this Annex which sections reference is hereby made:


               J. OGILVIE THOMPSON      (Director and Chairman) SECTION II
               N. F. OPPENHEIMER        (Director and Deputy    SECTION II
                                         Chairman)
               J. A. BARBOUR            (Director)              SECTION VI
               G. F. H. BURNE           (Director)              SECTION VI
               T. W. H. CAPON           (Director)              SECTION VI
               R. M. CRAWFORD           (Director)              SECTION IV
               E. P. GUSH               (Director)              SECTION II
               G. C. FLETCHER           (Director)              SECTION VI
               J. C. L. KESWICK         (Director)              SECTION VI
               L. A. LINCOLN            (Director)              SECTION VI
               B. MAROLE                (Director)              SECTION VI
               A. E. OPPENHEIMER        (Director)              SECTION IV
               H. F. OPPENHEIMER        (Director)              SECTION VI
               P. J. OPPENHEIMER        (Director)              SECTION VI
               J. P. PUDNEY             (Director)              SECTION VI
               G. M. RALFE              (Director)              SECTION IV
               G. W. H. RELLY           (Director)              SECTION II
               G. J. STONEHAM           (Director)              SECTION VI